EXHIBIT 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional.

Letter of Transmittal

Wells Fargo & Company

Offer to Exchange

$723,034,000 aggregate principal amount of 4.480% Subordinated Notes due January 16, 2024

(CUSIP Nos. 949746 RC7 and U94974 AL3)

for

$723,034,000 aggregate principal amount of 4.480% Subordinated Notes due January 16, 2024

(CUSIP No. 949746 RE3)

that have been registered under the Securities Act of 1933, as amended (the “Securities Act”)

and

Offer to Exchange

$2,400,746,000 aggregate principal amount of 5.606% Subordinated Notes due January 15, 2044

(CUSIP Nos. 949746 RD5 and U94974 AN9)

for

$2,400,746,000 aggregate principal amount of 5.606% Subordinated Notes due January 15, 2044

(CUSIP No. 949746 RF0)

that have been registered under the Securities Act

pursuant to the Prospectus, dated                     , 2014

Each of the Exchange Offers (as defined below) will expire at 5:00 p.m., New York City time, on                     , 2014 unless extended (the “Expiration Date”). You may withdraw tenders of Original Notes of each series at any time prior to the expiration of the relevant Exchange Offer.

Delivery to:

Wells Fargo Bank, N.A.

As Exchange Agent

By Registered or Certified Mail: WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9303-121 PO Box 1517 Minneapolis, MN 55480

By Regular Mail or Overnight Courier:

WELLS FARGO BANK, N.A.

Corporate Trust Operations

MAC N9303-121

Sixth & Marquette Avenue

Minneapolis, MN 55479

By Facsimile Transmission:

(for Eligible Institutions Only)

(612) 667-6282

For Information or Confirmation by

Telephone:

(800) 344-5128

In Person by Hand Only: WELLS FARGO BANK, N.A. Corporate Trust Services 150 East 42nd Street, 40th Floor New York, NY 10017

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the prospectus, dated                     , 2014 (the “Prospectus”), of Wells Fargo & Company, a Delaware corporation (the “Company”).

The undersigned acknowledges that he or she has received and reviewed the Prospectus and this letter of transmittal (the “Letter of Transmittal”), which together constitute the Company’s offers to exchange (each, an “Exchange Offer,” and together, the “Exchange Offers”): (i) $723,034,000 of the Company’s outstanding 4.480% Subordinated Notes due January 16, 2024 (the “Original 2024 Notes”) for a like principal amount of the Company’s 4.480% Subordinated Notes due January 16, 2024 that have been registered under the Securities Act (the “Exchange 2024 Notes”) and (ii) $2,400,746,000 aggregate principal amount of the Company’s outstanding 5.606% Subordinated Notes due January 15, 2044 (the “Original 2044 Notes” and, together with the Original 2024 Notes, the “Original Notes”) for a like principal amount of the Company’s 5.606% Subordinated Notes due January 15, 2044 that have been registered under the Securities Act (the “Exchange 2044 Notes” and, together with the Exchange 2024 Notes, the “Exchange Notes”).

The Exchange Offers are subject to customary conditions. See “The Exchange Offers—Conditions of the Exchange Offers” in the Prospectus. The Company reserves the right to amend or terminate either or both of the Exchange Offers, and not to accept for exchange any Original Notes of the relevant series not previously accepted for exchange, upon the occurrence of any of the conditions of the relevant Exchange Offer specified under the caption “The Exchange Offers—Conditions of the Exchange Offers” in the Prospectus. The Company will give written notice of any extension, amendment, non-acceptance or termination to the holders of the Original Notes of the relevant series as promptly as practicable. Such notice, in the case of any extension, will be issued by means of a press release or other public announcement no later than 9:00 a.m., New York City time, on the next Business Day after the previously scheduled Expiration Date for such series.

For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note of the corresponding series having a principal amount equal to that of the surrendered Original Note. Since no interest has been paid on the Original Notes, holders of Exchange Notes will receive interest accruing from November 26, 2013. Original Notes accepted for exchange will cease to accrue interest from and after the date of completion of the relevant Exchange Offer. Holders of Original Notes whose Original Notes are accepted for exchange will not receive any payment for accrued interest on the Original Notes otherwise payable on any Interest Payment Date, the Regular Record Date for which occurs on or after completion of the relevant Exchange Offer and will be deemed to have waived their rights to receive the accrued interest on the Original Notes.

The Exchange Notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. Tenders of Original Notes will be accepted only in principal amounts equal to the minimum authorized denomination of the applicable series of Original Notes and any integral multiple of $1,000 in excess thereof. If less than the entire principal amount of any Original Notes is tendered, you must specify the principal amount tendered in this Letter of Transmittal. If the entire principal amount of Original Notes of any series is not tendered or not accepted for exchange, the principal amount of such Original Notes not tendered or not accepted for exchange will be returned by credit to the account at DTC designated in this Letter of Transmittal, unless otherwise requested by you in this Letter of Transmittal.

This Letter of Transmittal is to be completed by a holder of Original Notes if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust

Company (“DTC”) pursuant to the procedures set forth under the captions “The Exchange Offers—Exchange Offer Procedures,” “—Book-Entry Transfer” and “—Exchanging Book-Entry Notes” in the Prospectus and an Agent’s Message (as defined below) is not delivered. Original Notes tendered before the Expiration Date may be withdrawn at any time at or prior to the Expiration Date. Original Notes tendered after the Expiration Date may not be withdrawn unless required by law. See the sections of the Prospectus entitled “The Exchange Offers—Terms of the Exchange Offers,” “—Exchange Offer Procedures” and “—Withdrawal Rights” for a more complete description of the tender and withdrawal provisions. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message transmitted by DTC, and received by the Exchange Agent and forming a part of the Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Exchange Offers as set forth in this Letter of Transmittal, and that the Company may enforce this Letter of Transmittal against such participant. The confirmation of a book-entry transfer into the Exchange Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of Original Notes, Letters of Transmittal and all other required documents is at the election and risk of the person delivering or transmitting, and delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, the Company recommends that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or Original Notes should be sent to the Company.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to either or both of the Exchange Offers.

Listed below are the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the relevant series and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES
1	2	3	4	5

Name and Address of Eligible Holder	Issuer	Original Notes	Aggregate Principal Amount of Original Notes	Principal Amount of Original Notes Tendered*
	Wells Fargo & Company	4.480% Subordinated Notes due January 16, 2024
	Wells Fargo & Company	5.606% Subordinated Notes due January 15, 2044

* Unless otherwise indicated in this column, a holder of Original Notes will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in column 3. See Instruction 2. Original Notes tendered hereby must be in denominations of $1,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH. (AS OF THE DATE HEREOF, THERE ARE NO PHYSICAL ORIGINAL NOTES.)

By crediting the Original Notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offers, including, if applicable, transmitting to the Exchange Agent an Agent’s Message in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the applicable Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Notes of the relevant series indicated above. Subject to, and effective upon, the acceptance for exchange of such Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.

The undersigned acknowledges that the Company’s acceptance of Original Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offers” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the applicable Exchange Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer to the Company of the applicable Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled “The Exchange Offers—Withdrawal Rights.”

The undersigned, by submitting this Letter of Transmittal, or agreeing to the terms of this Letter of Transmittal pursuant to an Agent’s Message, is deemed to acknowledge, represent, warrant and agree as follows:

1.	it has received and reviewed the Prospectus;

2.	it is the beneficial owner of, or a duly authorized representative of one or more beneficial owners of, the Original Notes tendered hereby, and it has full power and authority to execute this Letter of Transmittal and to tender, sell, assign and transfer the Original Notes tendered hereby;

3.	the Original Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and the Company will acquire good, indefeasible and unencumbered title to those Original Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, if and when the Company accepts the same;

4.	it is not an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company;

5.	the Exchange Notes acquired hereby will be acquired in the ordinary course of its business;

6.	it is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in the distribution (within the meaning of the Securities Act) of such Exchange Notes;

7.	it will not sell, pledge, hypothecate or otherwise encumber or transfer any Original Notes tendered thereby from the date of this Letter of Transmittal, and any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

8.	the execution and delivery of this Letter of Transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the terms and conditions described or referred to in the Prospectus;

9.	the submission of this Letter of Transmittal to the Exchange Agent shall, subject to a holder’s ability to withdraw its tender as described in the Prospectus and subject to the terms and conditions of the Exchange Offers, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent and an irrevocable instruction to that attorney and agent to complete and execute all or any forms of transfer and other documents at the discretion of that attorney and agent in relation to the Original Notes tendered hereby in favor of the Company or any other person or persons as the Company may direct and to deliver those forms of transfer and other documents in the attorney’s and agent’s discretion and the certificates and other documents of title relating to the registration of Original Notes and to execute all other documents and to do all other acts and things as may be in the opinion of that attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Exchange Offers, and to vest in the Company or its nominees such Original Notes;

10.	the terms and conditions of the Exchange Offers shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly;

11.	if the Original Notes are assets of (i) an “employee benefit plan” as defined in Section 3(3) of United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”) that is subject to Title I of ERISA, (ii) a “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code, (iii) a “governmental plan” as defined in Section 3(32) of ERISA or any other plan that is subject to a law substantially similar to Title I of ERISA or Section 4975 of the Code or (iv) an entity deemed to hold plan assets of any of the foregoing, the exchange of the Original Notes and the acquisition, holding and disposition of the Exchange Notes will not result in a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or any similar applicable law, and it will notify the Company and the Exchange Agent immediately if, at any time, it is no longer able to make the representations contained herein;

12.	it acknowledges that (a) none of the Company, the Exchange Agent or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to the Company or the offer or exchange of any Exchange Notes, other than the information the Company has included in the Prospectus (as amended or supplemented to the Expiration Date), and (b) any information it desires concerning the Company and the Exchange Notes or any other matter relevant to its decision to exchange its Original Notes for Exchange Notes (including a copy of the Prospectus) is or has been made available to it;

13.	in evaluating the Exchange Offers and in making its decision whether to participate therein by submitting this Letter of Transmittal (or agreeing to the terms of this Letter of Transmittal pursuant to an Agent’s Message) and tendering its Original Notes, it has made its own independent appraisal of the matters referred to in the Prospectus and in any related communications and is not relying on any statement, representation or warranty, express or implied, made to it by the Company or the Exchange Agent other than those contained in the Prospectus (as amended or supplemented to the Expiration Date);

14.	it is not acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

In addition, each subsequent holder of Exchange Notes will be deemed to represent and warrant that if its acquisition of the Exchange Notes is funded with the assets of (i) an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, (ii) a “plan” as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, (iii) a “governmental plan” as defined in Section 3(32) of ERISA or any other plan that is subject to a law similar to Title I of ERISA or Section 4975 of the Code or (iv) an entity deemed to hold plan assets of any of the foregoing, the transfer, acquisition, holding and disposition of the Exchange Notes to it by the prior holder will not result in a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or any similar applicable law. Such subsequent holder of Exchange Notes will notify the Company and the Exchange Agent immediately if, at any time, it is no longer able to make the representations contained herein.

The acknowledgments, representations, warranties and agreements of a holder tendering Original Notes will be deemed to be repeated and reconfirmed on and as of the Expiration Date and as of the settlement date for the Exchange Offers. For purposes of this Letter of Transmittal, the “beneficial owner” of any Original Notes means any holder that exercises investment discretion with respect to those Original Notes.

The Securities and Exchange Commission (the “SEC”) has taken the position that broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes (other than a resale of Exchange Notes received in exchange for an unsold allotment from the original sale of the Original Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes where such Original Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, the Company will make the Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. By accepting the applicable Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to such Exchange Offer acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of such Exchange Notes and that, upon receipt of notice from the Company of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein (in the light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of either series of Exchange Notes. A broker-dealer that acquired Original Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offers.

The undersigned acknowledges that these Exchange Offers are being made upon the belief that, based on interpretations by the SEC staff as set forth in a series of no-action letters issued to third parties, the Exchange Notes issued pursuant to the Exchange Offers in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than holders that are broker-dealers) without further compliance with the registration and prospectus delivery provisions of the Securities Act. However, the SEC has not considered either Exchange Offer in the context of a no-action letter, and there can be no assurance that the SEC staff would make a similar determination with respect to either or both of the Exchange Offers as in other circumstances. The undersigned represents that it is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in a distribution of Exchange Notes of either series. If any holder of the Original Notes is an “affiliate” of the Company (as defined in Rule 405 under the Securities Act) or intends to participate in the Exchange Offers for the purpose of distributing any of the Exchange Notes, or is a broker-dealer that purchased any of the Original Notes from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act, such holder (i) could not rely on the applicable interpretations of the SEC staff, (ii) will not be able to tender its Original Notes of either series in the Exchange Offers and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of Original Notes of either series unless such sale or transfer is made pursuant to an exemption from such requirements. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it represents and acknowledges that it will deliver a Prospectus (or to the extent permitted by law, make a Prospectus available to purchasers) in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an Agent’s Message in lieu thereof (together with a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent at or prior to the applicable Expiration Date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING THE BOX ABOVE.

IN ORDER TO VALIDLY TENDER ORIGINAL NOTES FOR EXCHANGE, HOLDERS OF

ORIGINAL NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF

TRANSMITTAL.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature (s) appear(s) on this Letter of Transmittal above, or if Original Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue Exchange Notes and/or Original Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

☐ Credit unexchanged Original Notes delivered by book-entry transfer to the DTC account set forth below. (DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above or to such person(s) at an address other than shown in the box entitled “Description of Original Notes” on this Letter of Transmittal above.

Mail Exchange Notes and/or Original Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF ORIGINAL NOTES)

Signature of Owner
Date:

Area Code and Telephone Number:

This Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the security position listing of DTC or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(Please Type or Print)

Capacity:

Address:
(Including Zip Code)

Principal place of business (if different from address listed above):

(Including Zip Code)

Area Code and Telephone No.: ( )

Taxpayer Identification or Social Security Numbers:

Signature Guarantee

(If Required by Instruction 3)

Signature(s) Guaranteed By
An Eligible Institutions:
(Authorized Signature)

(Title)

(Name and Firm)

Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of each Exchange Offer

1.	Delivery of this Letter of Transmittal and Original Notes.

This Letter of Transmittal is to be completed by holders of Original Notes if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the sections of the Prospectus entitled “The Exchange Offers—Exchange Offer Procedures” and “—Book-Entry Transfer” and an Agent’s Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. Book-Entry Confirmation as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein at or prior to the Expiration Date. Original Notes of each series tendered hereby must be in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

The method of delivery of Original Notes, Letters of Transmittal and all other required documents is at the election and risk of the person delivering or transmitting, and delivery will be deemed made only when actually received by the Exchange Agent. If Original Notes are sent by regular U.S. mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the applicable Expiration Date, to permit delivery to the Exchange Agent at or prior to 5:00 p.m., New York City time, on the applicable Expiration Date.

See the section of the Prospectus entitled “The Exchange Offers.”

2.	Partial Tenders.

If less than all of the Original Notes of any series held by a tendering holder are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes of the relevant series to be tendered in the boxes above entitled “Description of Original Notes—Principal Amount of Original Notes Tendered.” ALL OF THE ORIGINAL NOTES OF EACH SERIES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3.	Signatures on this Letter of Transmittal; Bond Powers; Guarantee of Signatures.

If this Letter of Transmittal is signed by the holder of the Original Notes tendered hereby, the signature must correspond exactly with the name on DTC’s security position listing as the holder of such Original Notes without any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different names.

When this Letter of Transmittal is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no bond powers are required.

If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Endorsements on certificates for Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Original Notes are tendered: (i) by a registered holder of Original Notes (which term, for purposes of the Exchange Offers, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Original Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4.	Special Issuance and Delivery Instructions.

Tendering holders of Original Notes should indicate in the applicable box(es) the name and address to which Exchange Notes issued pursuant to the Exchange Offers and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.	Transfer Taxes.

Except as set forth in this Instruction 5, the Company will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offers. If, however, Exchange Notes and/or substitute Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Original Notes to the Company or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6.	Waiver of Conditions.

The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.	No Conditional Tenders; Defects.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

8.	Mutilated, Lost, Stolen or Destroyed Original Notes.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.	Withdrawal Rights.

Original Notes tendered before the Expiration Date may be withdrawn at any time at or prior to the Expiration Date. For a withdrawal of Original Notes tendered before the Expiration Date to be effective, a written Notice of Withdrawal must be received by the Exchange Agent at the address set forth above at or prior to the Expiration Date and should contain the information noted in the Prospectus.

The Company will reasonably determine all questions as to the validity, form and eligibility of Original Notes tendered for exchange and all questions concerning the timing of receipts and acceptance of tenders. These determinations will be final and binding. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offers, and no Exchange Notes of the relevant series will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the section of the Prospectus entitled “The Exchange Offers—Book-Entry Transfers,” such Original Notes will be credited to an account maintained with DTC for the Original Notes) promptly after withdrawal, rejection of tender or termination of the applicable Exchange Offer. Properly withdrawn Original Notes may be retendered by following the procedures described above at any time prior to the Expiration Date.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address and telephone number indicated below.

Questions and requests for assistance with respect to the procedures for tendering or withdrawing tenders of Original Notes, as well as requests for additional copies of the Prospectus or of the Letter of Transmittal, should be directed to the Exchange Agent as follows:

Delivery to:

Wells Fargo Bank, N.A.

As Exchange Agent

By Registered or Certified Mail: WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9303-121 PO Box 1517 Minneapolis, MN 55480

By Regular Mail or Overnight Courier:

WELLS FARGO BANK, N.A.

Corporate Trust Operations

MAC N9303-121

Sixth & Marquette Avenue

Minneapolis, MN 55479

By Facsimile Transmission:

(for Eligible Institutions Only)

(612) 667-6282

For Information or Confirmation by Telephone:

(800) 344-5128

In Person by Hand Only: WELLS FARGO BANK, N.A. Corporate Trust Services 150 East 42nd Street, 40th Floor New York, NY 10017